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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 13, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                            76-0585701
-------------------------------                           ----------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
        Incorporation)                                    Identification Number)

                                    000-31152
                            -----------------------
                                   (Commission
                                  File Number)

               14114 DALLAS PARKWAY, SUITE 600 DALLAS, TEXAS 75254
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 13, 2005, the Company's Audit Committee approved and the Board of Directors ratified the engagement of KBA Group, LLP ("KBA") as the Company's independent public accountant. KBA is replacing BDO Seidman, LLP ("BDO"). A resignation letter was received from BDO on January 13, 2005.

         BDO's report on the Company's financial statements for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Audit Committee approved the change in auditors.

         For each of the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through January 13, 2005, during which time BDO reported on the Company's financial statements for the fiscal year ended December 31, 2003 and reviewed its quarterly reports on Form 10-Q filed for the first three quarters of the year ended December 31, 2004, there were no disagreements between the Company and BDO on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its report.

         During the Company's most recent two fiscal years ended December 31, 2004 and 2003 and through January 13, 2005, there were no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided BDO with a copy of the foregoing disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has received a letter from BDO addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of that letter, dated as of January 20, 2005, is attached hereto as Exhibit 16.1.

         During the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through January 13, 2005, the Company did not consult with KBA with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of the Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------
         16.1              Letter from BDO Seidman, LLP to the Securities and
                           Exchange Commission dated January 20, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRDENTIA CORP.



January 20, 2005                             By: /S/ JAMES D. DURHAM
                                                 -------------------------------
                                                 James D. Durham
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
16.1              Letter from BDO Seidman, LLP to the Securities and Exchange
                  Commission dated January 20, 2005.